Stockholders' Equity	6 Months Ended
Jun. 30, 2016
Stockholders' Equity [Abstract]
Stockholders' Equity

7.Stockholders’ Equity

On December 8, 2015, the Company announced the resumption of the previously authorized by its Board of Directors stock repurchase program for open market purchases for its common and/ or its preferred shares. The Company had available up to $20.0 million from its previously authorized program. The program started on January 11, 2016. As of June 30, 2016, the Company has acquired as treasury stock, 3,271,576 shares for a total amount of $18,567.

On April 8, 2016, under the Company’s share-based plan the Company granted 87,500 restricted share units to non-executive directors out of the repurchased treasury stock, which vested immediately. A related amount of $0.5 million was accounted for as stock compensation expense within General and Administrative expenses in the accompanying Financial Statements.

On January 29, 2016 and May 2, 2016, the Company paid dividends of $0.50 per share, $2,000 in total, for its 8.00% Series B Preferred Shares and $0.555469 per share, $2,219 in total, on its 8.875% Series C Preferred Shares. During the six month period ended June 30, 2015, the Company paid two dividends of $0.50 per share each or $2,000 in total, on its 8.00% Series B Preferred Shares and two dividends of $0.55469 per share each or $2,219 in total, on its 8.875% Series C Preferred Shares.

On February 29, 2016 and May 31, 2016, the Company paid dividends of $0.546875 per share, $3,719 in total, for its Series D Preferred Shares. On April 7, 2016, the Company paid dividends $0.08 per share of common stock outstanding, which was declared on February 16, 2016. On February 19, 2015, the Company paid dividends of $0.06 per share of common stock outstanding, which were declared in November 2014. On May 31, 2016, the Company declared a dividend of $0.08 per share of common stock outstanding, which was paid on August 10, 2016 to shareholders of record as of August 3, 2016.